EXHIBIT 24
                      POWERS OF ATTORNEY

                      POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                           Signed:  /s/ Ben W. Agee
                                             Name:  Ben W. Agee

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                       Signed:  /s/ Dennis J. Ferra
                                         Name:  Dennis J. Ferra

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                           Signed:  /s/ Joe T. Ford
                                             Name:  Joe T. Ford

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                         Signed:  /s/ W. W. Johnson
                                           Name:  W. W. Johnson

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                   Signed:  /s/ Emon A. Mahony, Jr.
                                     Name:  Emon A. Mahony, Jr.

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                Signed:  /s/ George C. McConnaughey
                                  Name:  George C. McConnaughey

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                     Signed:  /s/ John P. McConnell
                                       Name:  John P. McConnell

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                         Signed:  /s/ Tom T. Orsini
                                           Name:  Tom T. Orsini

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                      Signed:  /s/ Philip F. Searle
                                        Name:  Philip F. Searle

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                        Signed:  /s/ John E. Steuri
                                          Name:  John E. Steuri

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 20th day of April, 1994.



                                     Signed:  /s/ Carl H. Tiedemann
                                       Name:  Carl H. Tiedemann

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                       Signed:  /s/ Ronald Townsend
                                         Name:  Ronald Townsend

                      POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENT: That the undersigned, a Director or Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints Joe T. Ford and Francis X. Frantz, or any of them, attorney-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-3, and any amendments (including post-effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to registering some or all of the unregistered shares of the Corporation's common stock received in connection with the Corporation's acquisition of TDS Healthcare Systems Corporation by the stockholders thereof, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

      IN WITNESS WHERE, I have hereunto set my hand this 21st day of April, 1994.



                                Signed:  /s/ William H. Zimmer, Jr.
                                   Name:  William H. Zimmer, Jr.